appTech

EXPANDING TRANSACTIONS GLOBALLY



FORWARD LOOKING STATEMENTS

This communication includes forward-looking statements based on AppTech Corp.'s ("AppTech") current expectations and projections about future events. All statements contained in this communication other than statements of historical fact, including any statements regarding our future operations, are forward-looking statements. The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "could," "would," "project," "plan," potentially," "preliminary," "likely," and similar expressions are intended to identify forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995.

The forward-looking statements contained in this communication are based on knowledge of the environment in which AppTech currently operates and are subject to change based on various important factors, including decreased processing volume by merchants, declining consumer spending and the impact that COVID-19 causes, as well as governmental responses to deal with the spread of this illness, may have on AppTech's operations, the demand for AppTech's products, and economic activity in general, as well as other factors beyond AppTech's control.

Unless required by law, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

In light of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation.

Although we believe that our expectations are based on reasonable assumptions, we can give no assurance that our expectations will materialize. For more details on factors that could affect these expectations, please see our filings with the Securities and Exchange Commission.

AGENDA

Company Overview

AppTech Corp. is a fintech company located in Carlsbad, CA. AppTech utilizes innovative payment processing and digital banking technologies to complement its core merchant services capabilities.

Technological Innovations

Through its intellectual property, patents and exclusive licensing agreements, AppTech offers integrated, advanced solutions for global marketing, mobile payment processing, multi-use case issuer processing, and payment facilitation.

Defensible Market Position

Management believes as the demand for technological advancement in the payment and banking industries increases, AppTech's products will be at the forefront providing solutions to our clients financial technology needs.

Growth Opportunities

AppTech is positioned to identify industry trends and utilize an innovative and scalable business model which allows for expansive expansive white labeling, SaaS distribution and integrated revenue streams.

Telehealth Solutions

AppTech is expanding upon its financial technology foundation into the telehealth and remote patient monitoring sectors in response to cultural shifts and new healthcare demands of society.

COMPANY OVERVIEW

TECHNOLOGICAL INNOVATIONS

DEFENSIBLE MARKET POSITION

GROWTH OPPORTUNITIES

TELEHEALTH SOLUTIONS



AppTech Corp. (APCX), a publicly listed corporation, is simplifying and streamlining the fintech industry through evolutionary transaction processing and digital banking technologies. Its **patented and proprietary software** will provide progressive and adaptable products that are available through a suite of synergistic offerings directly to merchants, banking institutions and business enterprise.

AppTech is developing a text payment platform, which offers the end-user security while relying on the simplicity and comfort of text messaging. Further, its pioneering processing technologies support **tokenized, multi channel, and API-driven transactions**. By focusing on merchants' financial and business needs to create a seamless customer experience, AppTech anticipates rapid market expansion in 2020 and beyond.



APPTECH'S VISION



1 - MODERNIZE CREDIT CARD PROCESSING

by enhancing the merchant and customer experience through technological advancement.

2 - BRIDGE THE GAP

between fintech and mobile wireless systems through the implementation of its text payment platform, and build new opportunities by integrating inbound and outbound payment technologies to deliver added-value and enable straight through processing.

3 - VIGIROUSLY ACQUIRE NEW CLIENTS

through reward incentivization of merchants and partnerships with service providers or banking institutions to market its payment and banking technologies to their client base.

PRODUCT OFFERINGS

Payment Processing

- Provide advanced payment processing solutions for credit cards, ACH, and gift/loyalty cards by catering to the needs of each merchant

Digital Banking

- Next-generation digital account & multi-channel transaction processing platform
- Mastercard and Visa certified issuer processing
- Configurable for multiple Consumer, SME and B2B digital banking use cases

Telehealth Solutions

- Offer personal emergency response and remote patient monitoring services and equipment.

Additional Products

- Patented SMS text messaging for marketing and advertising
- Lead generation utilizing SMS messaging
- Website Hosting, Website Development, & Mobile App Development



MERCHANT SERVICES

Tailored Solutions for the technological needs of each merchant

Each merchant has unique requirements for payment processing. As a result, we have a variety of payment solutions to meet each merchant's requirements.

By considering all aspects of our clients' businesses, such as risk, volume, customer service, integration capabilities, product features, profitability and technical needs, we create the optimal processing solutions to fit their needs.

By providing advanced technology and processing capabilities, we help ensure satisfaction and optimize profitability.

DIGITAL BANKING

The financial services industry is going through a period of intensive change that is being driven by the rapid advancement of technology, new demand generated through the social impact of Millennials and Generation Z, and the need to handle distanced and contactless transactions during the pandemic and the post COVID era.

AppTech, using the technologies provided under its partnership with NEC Payments, are positioned to fuel this change by deploying innovative business and consumer digital financial services products and services built on NEC Payments' flexible and scalable technologies.

The integration of AppTech's merchant services and the secure Text Payment solution with NEC Payments platform's extensive digital account and multi-channel issuer payment processing capabilities will form an end-to-end payment acceptance and digital banking solution for SMEs, and will power straight-through processing opportunities in the B2B payments space.

PRODUCT DIFFERENTIATION

Complete System Capabilities	AppTech's diverse, but complementary, suite of services allows AppTech to provide solutions for each client's fintech needs.
Advanced Automation	Our services need minimal human intervention allowing for simplistic scalability and profitability.
Expansive Compatibility	AppTech's solutions are designed to integrate with most major mobile devices and payment processors globally
Ease of Use	In contrast to many mobile payment systems, AppTech's secure text payment system will not need a data plan or specialized applications.
Simplicity	Our secure text payment system is being designed for all experience levels in mobile technology by utilizing a familiar form of communication.

COMPANY OVERVIEW

TECHNOLOGICAL INNOVATIONS

DEFENSIBLE MARKET POSITION

GROWTH OPPORTUNITIES

TELEHEALTH SOLUTIONS

PATENTS

8,369,828
MOBILE-TO-MOBILE PAYMENT SYSTEM AND METHOD

SMS chat on a computer short or long codes, chat on circuit & packet switch networks, chat on paging channels

8,315,184
COMPUTER TO MOBILE TWO-WAY CHAT SYSTEM AND METHOD

Receiving, displaying, linking web content via URL from application delivered via SMS shortcode to at least one mobile

8,572,166
SYSTEM AND METHOD FOR DELIVERING WEB CONTENT TO A MOBILE DEVICE

Receiving, displaying, linking web content via URL from application delivered via SMS shortcode to at least one mobile

8,073,895
SYSTEM AND METHOD FOR DELIVERING WEB CONTENT TO A MOBILE DEVICE

Embedding of a URL in a text message from a pop-up screen

APPTECH CORP. CONFIDENTIAL

STRATEGIC PARTNERSHIP WITH NEC PAYMENTS

- ✓ SMS PAYMENT PLATFORM DEVELOPMENT
- ✓ DIGITAL BANKING PLATFORM
- ✓ MASTERCARD & VISA CERTIFIED ISSUER PROCESSING
  - FIVE YEAR LICENSE TO USE THE NEC PAYMENTS DIGITAL BANKING PLATFORM
  - PERPETUAL LICENSE FOR CUSTOM SOFTWARE THAT REFERENCES AND EMBEDS APPTECH'S PATENTS

The substantial growth in the fintech market and the rapid adoption of mobile payments present large opportunities. AppTech will soon offer a secure text payment system by integrating its patented technology.

Our Secure Text Payment System is being designed by NEC Payments ("NECP") to provide 1.2 billion mobile users without access to internet the ability to conduct secure mobile transactions.[1] Their ability to accept multiple currencies will provide the platform with cross-border capabilities.

This product will allow companies to establish new avenues to receive payments via a direct, reliable and familiar text message. NECP will establish and maintain digital accounts for users which will provide verification of accounts and funds, authentication of user identity, and authorization for payment processing.

The addition of NEC Payments Digital Banking and certified Mastercard and Visa Issuing technology stack will enable AppTech to expand its product suite to provide consumer and SME digital banking solutions, comprehensive inbound and outbound B2B payment solutions, and SaaS issuer card processing to other FinTech companies.

1. See "Sources" at the end of this presentation

DIGITAL BANKING PLATFORM CAPABILITIES

The digital banking platform provides of the technologies and services required to operate digital financial services products via a simple and secure API integration.

Digital Accounts

Digital account platform with flexibility to dynamically configure multiple products and service for business and consumers.

Card Scheme

Card scheme certified transaction processing for plastic, virtual and digital cards including Issuer Tokenization and digital fraud prevention.

API

Secure API and ISO interfaces to integrate with open-banking, customer UIs, and external channels and payment networks.

Compliance

Integrated digital customer on-boarding, KYC, AML, sanctions, CFT and transaction monitoring control frameworks.

Financial Control

Financial control and reconciliation including automated account and transaction reconciliation, general ledger and BI reporting.

PRODUCT AND DISTRIBUTION STRATEGY



BROAD RANGE OF CUSTOMER SEGMENTS AND PAYMENT USE CASES MAY BE ENABLED
PRODUCT AND SERVICES BUILT ONTO THE DIGITAL BANKING APIS AND FOCUSED ON TARGET MARKET SEGMENTS AND USE CASES
INTEGRATED INBOUND AND OUTBOUND PAYMENT PROCESSING OVER API-DRIVEN END-TO-END DIGITAL BANKING PLATFORM
NETWORKS, PAYMENTS CHANNELS AND FINANCIAL SERVICES PARTNERS
DIRECT CUSTOMER TARGET SEGMENTS
FINTECH & DISTRIBUTION PARTNERS
DIRECT CUSTOMER TARGET SEGMENTS
DIRECT CUSTOMER TARGET SEGMENTS
BUILD OWN PRODUCTS
CUSTOMER PRODUCTIZATION & INTEGRATION
BUY/INVEST IN FINTECH & CUSTOMER PRODUCTS
LICENSE/PARTNER WITH COMPLIMENTARY FINTECH
API LAYER
DIGITAL BANKING PLATFORM
PAYMENT ACCEPTANCE PROCESSING
ISSUER PROCESSING
COMPLIANCE KYC/AML
FINANCIAL CONTROL & RECONCILIATION
BI & KPI REPORTING
MasterCard
VISA
BANK TRANSFER/ ACH/SWIFT/REAL TIME PAYMENTS
PLAID/OPEN BANKING/ OTHER NETWORKS
BIN SPONSORS

APPTECH'S SECURE TEXT PAYMENT SYSTEM



Your payment of $20 is due to Gold Gym. Reply to Pay.
Reply
Thank you for your payment of $20 to Gold Gym.
Mobile User/Payor Engages System Verifing Payee and Amount
1
3
Payment Platform Requests Multi Factor Authentication
4
7
Mobile User Receives Verification of Payment
Secure Text Payment Platform
5
Secure Authentication
2
Payee and Payor Accounts and Funds are Verified
Digital Wallet
6
Payment is Authorized From Payor to Payee
Payment Processing

COMPANY OVERVIEW

TECHNOLOGICAL INNOVATIONS

DEFENSIBLE MARKET POSITION

GROWTH OPPORTUNITIES

TELEHEALTH SOLUTIONS

DEFENSIBLE MARKET POSITION

1

FLEXIBLE APPROACH TO THE MARKET

AppTech will provide fully integrated solutions, and make significant investments to ensure backward and forward compatibility with all widely used operating systems that will allow for expansive market penetration.

2

SOCIETY'S RELIANCE ON PAYMENT PROCESSING

Global use of mobile payments forecast to increase to 28% in 2022 and surpass credit cards and cash.[2] By enabling the execution of payments through its technology, AppTech can penetrate the market across all industry verticals.

3

POSITIONING

AppTech is uniquely positioning itself in the global payment processing industry to provide integrated solutions for business owners and end users by offering patented and proprietary software simplifying payment processing and extending merchants' marketplace.

4

TECHNOLOGY AGNOSTIC

Regardless of competitive dynamics or preferred technologies, AppTech will ensure relevance by leveraging standards/protocols and maximizing compatibility for end users.

2. See "Sources" at the end of this presentation



GLOBAL MOBILE USERS
4,000
3,000
2,000
1,000
0
Mobile Phone Users in billions
2019
2025

GLOBAL MOBILE PAYMENT INDUSTRY

According to Expert Market Research, global mobile payments are expected to grow at a CAGR of 22.5% from 2020 to 2025.[3] The market size of global mobile phone users is forecasted to increase from 1,140 billion USD in 2019 to 3,852.3 billion USD in 2025.[4]

2 , 4. See "Sources" at the end of this presentation

COMPANY OVERVIEW

TECHNOLOGICAL INNOVATIONS

DEFENSIBLE MARKET POSITION

GROWTH OPPORTUNITIES

TELEHEALTH SOLUTIONS

PRODUCT SCALABILITY

The performance and reliability of our proprietary software is not compromised as the workload and/or scope increases. With no physical inventory, few barriers prevent rapid growth.

GLOBAL REACH

Globally, more than 5B mobile phones with text messaging capabilities.[5] This assertion is bolstered by the fact that just over 3B of these devices have access to mobile internet, which is unnecessary for utilizing AppTech's text payment platform.[6]

SOFTWARE AS A SERVICE

AppTech's digital banking solutions are designed to be distributed as a software as a service ("SaaS") for small to medium enterprises to enhance their B2B and B2C fintech capabilities. This approach presents little overhead, allows for revenue sharing opportunities and robust residual income.

INTELLECTUAL PROPERTY

AppTech's strategy is to continue to build on its existing patent base and further develop derivative patents/intellectual property.

STRATEGIC PARTNERSHIP

Since AppTech's inception, it has focused on identifying and acquiring impactful relationships in the fintech industry. AppTech maintains this forward-looking mentality and is continuously looking for Strategic Partnerships to further compliment and bolster its suite of fintech products.

5, 6. See "Sources" at the end of this presentation

GROWTH STRATEGIES

- Creating cross-selling synergies by providing a holistic suite of products and services to clients
- Utilizing a scalable business model to eliminate certain barriers to rapid growth
- Increasing its customer base by offering unique, patent protected technologies and products
- Rolling-out its secure text payment system which does not require a data plan or an application
- Maintaining technological leadership by continuing to innovate and improve its technology
- Expanding into the telehealth industry and other markets beyond fintech



COMPANY OVERVIEW

TECHNOLOGICAL INNOVATIONS

DEFENSIBLE MARKET POSITION

GROWTH OPPORTUNITIES

TELEHEALTH SOLUTIONS

STRATEGIC PARTNERSHIP WITH LIFELIGHT SYSTEMS

- As AppTech increases transactions through various product offerings, it has developed a substantial relationship with Silver Alert, LLC, DBA LifeLight Systems allowing the company's expansion into the Telehealth sphere.
- LifeLight Systems offers an innovative, comprehensive Remote Patient Monitoring ("RPM") solution built from the ground up. RPM has been redefined by LifeLight Systems for the benefit of the patient, family members, and clinical care team. Medicare has implemented several CPT codes that will allow their equipment to be deployed with the elderly who need care and attention.[7]
- LifeLight Systems provides advanced technology with the ability to help revolutionize the remote patient monitoring market by providing a solution for chronic care management, physicians, and facilities.
- LifeLight Systems is authorized to collect this data and be reimbursed by Medicare to administer monthly medical monitoring via a HIPPA compliant portal.[8] This portal is paired to cellular based devices allowing daily monitoring and interactions including taking "Vital Signs" to transmit to a patient's medical team and family contacts.
- Many senior citizens and care facilities rely on antiquated technology. These solutions increase patient's access to comprehensive care options and allow medical teams to intervene in a timely manner to avoid more serious health concerns.[9] LifeLight Systems works to increase work capacity for physicians without diminishing quality of care by allowing access to patients data.

7, 8, 9. See "Sources" at the end of this presentation

LIFELIGHT SYSTEMS

- **Advanced technology with the ability to help revolutionize the remote patient monitoring system market.**
  - Features include 24/7 active monitoring to keep the elderly home safe and active.[10]
- **Recurring revenue billed through Medicare with the opportunity for growth and large profit margins.[11]**
  - An estimated 10K individuals turn 65 every day, creating an annual market increase of approximately 3.5MM
  - A large market equipped with a solution that requires no installment fees provides a large profit margin
- **Through this strategic partnership, AppTech provides financial and administrative services, receiving a substantial revenue share in return.**

10, 11. See "Sources" at the end of this presentation



From traditional merchant accounts to customizable technological solutions, AppTech intends to modernize and enhance the payment processing capabilities and digital banking solutions throughout the world. Its business objective is to ***expand transactions globally*** generating revenues by offering synergistic product lines and continual advancement of its intellectual property portfolio.

EXPERIENCED AND PROVEN MANAGEMENT TEAM

AppTech's seasoned management possesses proven global experience and adaptation to industry trends

INTERM CEO Luke D'Angelo

- Executive Director of AppTech Corp. since February 2013
- Over 25 years of experience in investment banking, real estate, venture capital, and capital markets
- Founded Transcendent One in 2006 - the first "Merchant Owned" company in the United States

CFO Gary Wachs

- Experienced PCAOB in accounting, certified audits and a variety of other accounting, tax, and consulting areas since 1978

EXECUTIVE VP Virgil Llapitan

- Over 15 years of experience in the merchant services industry
- Helped develop and market the original ACH Payment Processing systems for online merchants as Chairman of HIMC Corporation
- Served as a Director of sales/merchant services for Transcendent One

BOARD OF DIRECTORS

Mickey Gross

- Executive Director of AppTech Corp. since March 2017
- over 40 years in the Mass Marketing Industry

Roz Huang

- Over 25 years in global investment
- President of Dandelion Global LLC, CEO of Athena Music & Wellness Academy, and Chairwoman of International Music & Wellness Council

William Huff

- Certified public accountant
- Founded YHWH, Inc., a tax consulting firm, in 1985 that grew to top 25 in the Nation

Michael O'Neal

- President of Nortek Security & Control, a $500M global leader in smart home control solutions

Christopher Williams

- Over 40 years of experience in corporate finance
- Retired Naval officer, experience as corporate attorney, police officer, San Diego Superior Court Arbitrator, and advisor to the Governor of California.

appTech

5876 Owens Ave, Suite 100
Carlsbad CA, 92008

TICKER: APCX

SHARES ISSUED/OUTSTANDING

87,865,075
10/22/2020

FLOAT

5,881,032
07/07/2020

SERVICE PROVIDERS

AUDITOR/ACCOUNTANT: DBB McKennon LLC
www.dbbmckennon.com

LEGAL COUNSEL: Nelson Mullins Riley & Scarborough LLP
www.nelsonmullins.com

TRANSFER AGENT: Transfer Online, Inc.
www.transferonline.com

INVESTMENT BANK: Maxim Group
www.maximgrp.com

SOURCES

(1) Merchant Savvy Global Use of Mobile Payments
https://www.merchantsavvy.co.uk/mobile-payment-stats-trends/

(2) Statista Digital Population Worldwide
https://www.statista.com/statistics/617136/digital-population-worldwide/

(3, 4) Marketwatch - Mobile Payment Market Growth 2020-2025
https://www.marketwatch.com/press-release/mobile-payment-market-growth-2020-2025-size-share-price-analysis-outlook-report-and-forecast-2020-08-18?mod=mw_quote_news

(5, 6) Global Mobile Payment Platform
https://data.gsmaintelligence.com/research

(7, 11) ResMed Quick Reference Guide
https://www.resmed.com/us/dam/documents/articles/1013491_Reimbursement_FF_downloads.pdf

(8) Anelto (LifeLight's Product Manufacturer)
https://www.anelto.com/remote-healthcare/

(9) Center for Connected Health Policy - The National Telehealth Policy Resource Center
https://www.cchpca.org/about/about-telehealth/remote-patient-monitoring-rpm

(10) LifeLight Systems
https://lifelightsystems.com/